UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 17, 2016 (February 8, 2016)

 Date of Report (Date of earliest event reported)

Crowd 4 Seeds, Inc.
(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation or organization)

333-202970

 (Commission File Number)

30-0828224

 (IRS Employer Identification No.)

24 Tcharnihovsky St., Kfar Saba, Israel 44150

 (Address of principal executive offices)

+(972)-50-7844477

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

EXPLANATORY NOTE

This amendment to the form 8-K filed by Crowd 4 Seeds, Inc. (the "Company") on February 12, 2016 is being made to furnish the letter addressed to the Securities and Exchange Commission by Ziv Haft, the former independent registered public accounting firm, and include changes requested by Ziv Haft to paragraphs two and three under Item 4.01 below.

Item 4.01 Changes in Registrant's Certifying Accountant.

Ziv Haft ("Ziv Haft") was dismissed as the independent registered public accounting firm of Crowd 4 Seeds, Inc. (the "Company"), effective February 8, 2016 (the "Dismissal Date"). Ziv Haft's dismissal was approved by the Board of Directors.

Ziv Haft's reports on the financial statements of the Company for the period from April 11, 2014 (inception) to December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report contained an uncertainty about the Company's ability to continue as a going concern.

During the period from April 11, 2014 (inception) to December 31, 2014, and through the Dismissal Date: (i) there were no disagreements (as such term is defined in Item 304 of Regulation S-K) between the Company and Ziv Haft on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ziv Haft's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such year; and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ziv Haft with a copy of the foregoing disclosure and requested that Ziv Haft furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of Ziv Haft's letter is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K/A.

Malone Bailey LLP ("MB") was engaged as the successor independent registered public accounting firm, effective February 8, 2016. The appointment of MB was approved by the Board of Directors.

At no time during the fiscal year ended December 31, 2014 and the subsequent interim period through the Dismissal Date did the Company engage with MB as either the principal accountant to audit the Company's financial statements, or as an independent accountant engaged to audit a significant subsidiary of the Company. In addition, at no time during the Company's fiscal years ended December 31, 2014 and the subsequent interim period through the Dismissal Date did the Company consult with MB regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided by MB to the Company that Ziv Haft concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Ziv Haft dated February 17, 2016

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crowd 4 Seeds, Inc.

Dated: February 17, 2016	By:	/s/ Itzhak Ostashinsky
Itzhak Ostashinsky
Chief Executive Officer, President and Chief Financial Officer